                           KEYSTONE LABORATORIES, INC.

                              Financial Statements

                                  June 30, 1997

                   (With Independent Auditor's Report Thereon)






                             [GUEST & COMPANY LOGO]


                            PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS

                             [GUEST & COMPANY LOGO]

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
Keystone Laboratories, Inc.:


We have audited the accompanying balance sheet of Keystone Laboratories, Inc. as of June 30, 1997, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keystone Laboratories, Inc. at June 30, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                                       /s/ Guest & Company, P.C.




May 19, 1998
Tulsa, Oklahoma
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                           KEYSTONE LABORATORIES, INC.

                                  Balance Sheet

                                  June 30, 1997



                         ASSETS

Current assets:
      Cash                                                 $165,285
      Accounts receivable                                    51,092
      Investments                                             1,371
      Prepaid expenses                                        9,864
      Deferred income tax asset (note 3)                     82,380
                                                           --------

             Total current assets                           309,992
                                                           --------

Machinery and equipment (note 2):
      Lab machinery and equipment                           456,916
      Computer equipment                                     69,161
      Furniture and fixtures                                 20,728
                                                           --------
                                                            546,805

      Less accumulated depreciation and amortization        402,728
                                                           --------
             Net machinery and equipment                    144,077
                                                           --------

                                                           $454,069
                                                           ========




See accompanying notes to financial statements.

                           KEYSTONE LABORATORIES, INC.

                                  June 30, 1997



         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Current installments of long-term debt  (note 2)       $  22,936
      Accounts payable                                          21,638
      Accrued expenses                                          28,240
                                                             ---------

             Total current liabilities                          72,814
                                                             ---------

Long-term debt, excluding current installments
   (note 2)                                                     83,275
                                                             ---------

             Total liabilities                                 156,089
                                                             ---------
Stockholders' equity (note 6):
      Common stock, no par value.  Authorized
         3,000 shares; issued 3,000 shares                          10
      Additional paid-in capital                               597,835
      Deficit                                                 (299,865)
                                                             ---------
             Total stockholders' equity                        297,980

Commitments (note 4)
                                                             ---------
                                                             $ 454,069
                                                             =========




See accompanying notes to financial statements.

                           KEYSTONE LABORATORIES, INC.

                             Statement of Operations

                            Year Ended June 30, 1997



Net sales                                           $ 1,446,137
Cost of sales                                           435,708
                                                    -----------
             Gross profit                             1,010,429

Selling, general, and administrative expenses         1,172,501
                                                    -----------

             Operating loss                            (162,072)
                                                    -----------
Other deductions - interest expense                     (12,387)
                                                    -----------

             Net loss before income taxes              (174,459)

Income taxes (note 3)                                    53,044
                                                    -----------

             Net loss                               $  (121,415)
                                                    ===========




See accompanying notes to financial statements.

                           KEYSTONE LABORATORIES, INC.

                        Statement of Stockholders' Equity

                            Year Ended June 30, 1997



                                                                               TOTAL
                                                                               STOCK-
                                               ADDITIONAL                     HOLDERS'
                                COMMON         PAID-IN                         EQUITY
                                 STOCK         CAPITAL         DEFICIT        (NOTE 6)
                                --------       --------       --------        --------
Balances at June 30, 1996       $     10        597,835       (178,450)        419,395

Net loss                            --             --         (121,415)       (121,415)
                                --------       --------       --------        --------

Balances at June 30, 1997       $     10        597,835       (299,865)        297,980
                                ========       ========       ========        ========




See accompanying notes to financial statements.

                           KEYSTONE LABORATORIES, INC.

                             Statement of Cash Flows

                            Year Ended June 30, 1997



INCREASE IN CASH

Cash flows from operating activities:
      Cash received from customers                           $ 1,603,404
      Cash paid to suppliers and employees                    (1,377,791)
      Interest paid                                              (12,387)
      Income taxes paid                                             --
                                                             -----------

             Net cash provided by operating activities           213,226
                                                             -----------

Cash flows from investing activities:
      Capital expenditures                                       (26,065)
      Purchase of investments                                     (1,371)
                                                             -----------
             Net cash used by investing activities               (27,436)
                                                             -----------
Cash flows from financing activities:
      Repayment of long-term debt                                (22,218)
      Repayment of capital leases                                (52,216)
                                                             -----------
             Net cash used by financing activities               (74,434)
                                                             -----------

Net increase in cash                                             111,356

Cash, beginning of year                                           53,929
                                                             -----------
Cash, end of year                                            $   165,285
                                                             ===========




See accompanying notes to financial statements.

                           KEYSTONE LABORATORIES, INC.

                            Year Ended June 30, 1997



RECONCILIATION OF NET LOSS TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES

Net loss                                                       $(121,415)
Adjustments to reconcile net loss to net cash
   provided by operating activities:
      Depreciation                                                94,688
      Decrease in accounts receivable                            157,267
      Uncollectible note receivable written off                  168,715
      Increase in deferred income tax asset                      (53,044)
      Debt paid on behalf of Keystone by another company         (20,000)
      Increase in prepaid expenses                                   (95)
      Increase in accrued expenses                               (12,890)
                                                               ---------

Net cash provided by operating activities                      $ 213,226
                                                               =========


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
   FINANCING ACTIVITIES

      Uncollectible note receivable written off                $ 168,715
      Debt paid on behalf of Keystone by another company         (20,000)




See accompanying notes to financial statements.

                           KEYSTONE LABORATORIES, INC.

                          Notes to Financial Statements



(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)    NATURE OF OPERATIONS
             Keystone Laboratories, Inc. located in Asheville, North Carolina, provides drug screening and confirmatory drug testing services.

      (b)    MACHINERY AND EQUIPMENT
             Owned machinery and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the respective assets.

      (c)    INCOME TAXES
             Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income for the period that includes the enactment date.

      (d)    USE OF ESTIMATES
             The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

                           KEYSTONE LABORATORIES, INC.

(2)   LONG-TERM DEBT

      Long-term debt consists of the following:


         Note payable to bank with
         interest at 2.0% above the
         prime rate as published in
         the Wall Street Journal
         (8.5% at June 30, 1997),
         payable in monthly
         installments of $2,707 plus
         accrued interest with unpaid
         principal balance due June
         14, 2001; secured by certain
         equipment of the Company                           $ 106,211

                  Less current installments                    22,936
                                                            ---------
                      Long-term debt, excluding current
                         installments                         $83,275
                                                              =======

      The aggregate maturities of long-term debt for the period ending June 30, 2001 are as follows: 1998, $22,936; 1999, $24,912; 2000, $27,657; and
      2001, $30,706.

(3)   INCOME TAXES

      Income tax expense (benefit) consists of:

                                CURRENT         DEFERRED          TOTAL
                                --------        --------        --------
                  Federal       $   --           (67,249)        (67,249)
                  State             --            14,205          14,205
                                --------        --------        --------

                                $   --           (53,044)        (53,044)
                                ========        ========        ========

                           KEYSTONE LABORATORIES, INC.

(3)   INCOME TAXES, CONTINUED

      Actual income tax benefit applicable to earnings before income taxes is reconciled with the "normally expected" federal income tax benefit as follows:

             "Normally expected" income tax benefit                  $(59,316)
             Increase (decrease) in taxes resulting from:
                   State income taxes, net of federal income
                      tax effect                                       13,118
                   Deduction of items in different periods for
                      financial accounting and income tax
                      purposes                                         (7,432)
                   Nondeductible meals                                    586
                                                                     --------

                       Actual income tax benefit                     $(53,044)
                                                                     ========

      The net deferred tax asset at June 30, 1997 is comprised of a net operating loss carryforward benefit in the amount of $82,380.

      The Company has available unused net operating loss carryforwards of approximately $197,000, which will expire in 2017, but are expected to be utilized in the next year.

(4)   COMMITMENTS

      The Company leases automobiles, equipment and office space under noncancelable operating leases expiring from March 1998 to April 2003. Future minimum lease payments under the leases as of June 30, 1997 are:

             Year ended June 30,
                   1998                                      $ 77,009
                   1999                                        70,364
                   2000                                        66,896
                   2001                                        61,789
                   2002                                        63,343
                   2003                                        54,355
                                                             --------

                                                             $ 393,756
                                                             =========

                           KEYSTONE LABORATORIES, INC.

(4)   COMMITMENTS, CONTINUED

      Total rental expense related to the above mentioned leases was $75,600 for the year ended June 30, 1997.

      The Company also entered into several noncancellable maintenance and service contracts expiring from October 1997 to August 1998. Future payments required under these contracts as of June 30, 1997 are:

             Year ended June 30,
                   1998                                  $   67,981
                   1999                                       1,684
                                                         ----------

                                                         $   69,665
                                                         ==========

      Total expense related to the above mentioned contracts was $77,153 for the year ended June 30, 1997.

(5)   CONCENTRATION OF CREDIT RISK

      At June 30, 1997, the Company maintained cash balances in a financial institution which exceeded the insured limits of the Federal Deposit Insurance Corporation.

(6)   SUBSEQUENT EVENT

      On November 13, 1997, the United Bankruptcy Court for the Northern District of Oklahoma confirmed the Plan of Reorganization (the Plan) of Reconversion Technologies, Inc. (Retek), a publicly traded company. As part of the Plan, all outstanding shares of the Company will be acquired by Retek in exchange for common stock of Retek as it is reorganized by the Plan. The shareholders of the Company are also shareholders of Retek. The exchange of shares occurred on December 3, 1997 in a transaction accounted for by Retek as a purchase. Proforma financial information is not presented due to the minimal assets and operations of Retek as of and for the year ended June 30, 1997.



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